SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) January 6, 1997

                     AMERICAN COMMUNICATIONS SERVICES, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                    0-25314              05-0440761
       -----------------------------------------------------------

   (State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)         File Number)        Identification No.)


       131 National Business Parkway, Annapolis Junction, Maryland 20701
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (301) 617-4200




          (Former name or former address, if changed since last report)



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Item 5. Other Events.

                  On January 6, 1997 American Communications Services, Inc., a Delaware corporation (the "Company" or "ACSI") announced that Richard A. Kozak had given notice to the Company that he was terminating his employment as President and Chief Executive Officer of the Corporate Services Division and acting Chief Financial Officer. Mr. Kozak claims that the Company breached his employment contract as a result of a management reorganization in early December 1996. Prior to the reorganization, Mr. Kozak served as the Company's President and Chief Executive Officer. The Company is considering its options, including terminating Mr. Kozak's employment. Jack E. Reich, President and Chief Executive Officer of the Communications Services Division, has assumed responsibility for finance and accounting, and the Company expects to announce the hiring of a Chief Financial Officer in the near future.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 9, 1997




                                       AMERICAN COMMUNICATIONS SERVICES, INC.
                                                 (Registrant)

                                   By: /s/ Anthony J. Pompliano
                                       ----------------------------
                                        Anthony J. Pompliano
                                        Executive Chairman

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